As Filed with the Securities and Exchange Commission on April 30, 2009
Registration Nos. 2 - 30771
811 - 01764

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ___

☑	Post-Effective Amendment No. 57
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	Amendment No. 57
AMERICAN FIDELITY SEPARATE ACCOUNT A
(FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
(Exact Name of Registrant)
AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA (Address of Depositor’s Principal Executive Offices)	73106 (Zip Code)
Depositor’s Telephone Number, Including Area Code (405) 523-2000

Stephen P. Garrett	Copies to:
Senior Vice President and
Chief Compliance Officer	Jennifer Wheeler
American Fidelity Assurance Company	McAfee & Taft
2000 N. Classen Boulevard	A Professional Corporation
Oklahoma City, Oklahoma 73106	10th Floor, Two Leadership Square
(Name and Address of Agent for Service)	Oklahoma City, OK 73102-7103
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐ on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Group variable annuity contracts

AFPR1ME® GROWTH Variable Annuity from American Fidelity Assurance Company A member of the American Fidelity Group®
May 1, 2009

AFPR1ME
GROWTH®
Variable Annuity
issued by
American Fidelity Separate Account A
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2009
American Fidelity Separate Account A (“Separate Account A”) is offering the AFPR1ME GROWTH® Variable Annuity to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.
The assets of Separate Account A will be invested solely in American Fidelity Dual Strategy Fund, Inc.® (“Dual Strategy Fund”) Dual Strategy Fund’s primary investment objective is long-term capital growth; its secondary investment objective is the production of income. The fund invests in a diversified portfolio consisting primarily of common stock.
This prospectus contains important information about the AFPR1ME GROWTH® Variable Annuity and Separate Account A that a prospective investor should know before investing. To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2009 that we filed with the Securities and Exchange Commission (“SEC”). The SEC maintains a web site (www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.
The Statement of Additional Information is incorporated by reference into this document. The table of contents of the Statement of Additional Information appears on the last page of this prospectus. For a free copy of our Statement of Additional Information, call us at 800-662-1106 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@af-group.com.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus carefully and keep it for future reference.

GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.
Account value: The value of your participant account during the accumulation phase.
Accumulation phase: The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments. Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.
Accumulation unit: The unit of measurement used to keep track of the value of a participants interest in a sub-account during the accumulation phase or period.
Annuitant: The person on whose life annuity payments are based.
Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date: The date annuity payments begin.
Annuity options: The various methods available to select as pay-out plans for an annuitant’s annuity payments.
Annuity payments: Regular income payments you may receive from the policy during the annuity phase.
Annuity phase: The period during which we make annuity payments.
Annuity unit: The unit of measure we use to calculate your annuity payments during the annuity phase.
Contract: The master group contract between American Fidelity Assurance Company and a contract owner.
Contract owner: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.
Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.
Participant account: The account we maintain for you as a participant, reflecting the accumulation units credited to you.
Purchase payment: Money invested in the contract by or on behalf of a participant and allocated to a participant’s account.
Separate Account: The separate account is called American Fidelity Separate Account A, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your: A participant in the contract, generally an employee.

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SUMMARY
In this summary, we discuss some of the important features of your group annuity contract. You should read the entire prospectus for more detailed information about your policy and Separate Account A.
The AFPR1ME GROWTH® Variable Annuity. The AFPR1ME GROWTH® Variable Annuity is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity Assurance Company, which is the insurance company. Money invested in the AFPR1ME GROWTH® Variable Annuity is invested on a tax deferred basis in Dual Strategy Fund. The AFPR1ME GROWTH® Variable Annuity is designed for people seeking long-term earnings, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not become a participant in the AFPR1ME GROWTH® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.
Like all deferred annuities, the annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax-deferred basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply if you make withdrawals before age 59 1/2.
The annuity phase begins when you start receiving regular payments from your participant account. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of Dual Strategy Fund.
Dual Strategy Fund. The money you invest in your AFPR1ME GROWTH® Variable Annuity is used to purchase, at net asset value, shares of Dual Strategy Fund. You can make or lose money on your investment, depending on market conditions.
Taxes. Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. If you withdraw any money before you are 59 1/2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.
Withdrawals. You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account. After a complete withdrawal, you may not establish a new participant account without our consent.
Although the contract does not have a “free-look” provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee. If the contract is returned to us or our representative within 20 days after it is delivered, we will refund the greater of the purchase payments paid or the account value.
Questions. If you have any questions about your contract or need more information, please contact us at:
American Fidelity Assurance Company
Annuity Services Department
P.O. Box 25520
Oklahoma City, OK 73125-0520
Telephone: (800) 662-1106
E-mail: va.help@af-group.com

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FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning and surrendering your policy. The first table describes the fees and expenses that you will pay at the time you buy your policy or make a purchase payment. State premium taxes may also be deducted.

One-time Contract Certificate Fee	$15.00
Participant Transaction Expenses (as a percentage of purchase payments)
Sales Charge	3.00%
Administrative Expense	0.25%
Minimum Death Benefit Expense.	0.75%
Deferred Sales Load	None
Surrender Fees	None
Exchange Fee	None
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.

Per Payment Charge	$0.50
Separate Account A Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.96025%
The next table shows the minimum and maximum total operating expenses charged by Dual Strategy Fund that you pay periodically during the time that you own the policy. Additional details about the Dual Strategy Fund’s fees and expenses is contained in the prospectus for the portfolio company.
Dual Strategy Fund Annual Expenses (as a percentage of its average net assets)

	Minimum	Maximum
Management Fee	0.50%	0.50%
The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects the expenses of both Separate Account A and Dual Strategy Fund. For a more complete explanation of each of the expense components, see the information under “Expenses” that appears elsewhere in this document, as well as the description of expenses of Dual Strategy Fund in the accompanying prospectus. Although premium taxes are not reflected in the fee table, they may apply.
Example
The example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.
This example also assumes that (i) you invest $10,000 in the policy and (ii) your investment has a 5% return each year and assume the maximum fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, the example shows the expenses you would pay on a $10,000 investment. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

1 Year	3 Years	5 Years	10 Years
$558	$858	$1,179	$2,084
This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.

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CONDENSED FINANCIAL INFORMATION
The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for the last ten years, as derived from the financial statements of Separate Account A. The accumulation unit information reflects Separate Account A’s operations as a unit investment trust investing in Dual Strategy Fund.

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Accumulation Unit value:
Beginning of year	$29.942	$27.507	$25.273	$24.616	$22.978	$18.503	$24.926	$28.382	$28.552	$24.333
End of year	$18.209	$29.942	$27.507	$25.273	$24.616	$22.978	$18.503	$24.926	$28.382	$28.552
Number of Accumulation Units outstanding at end of year (in 000’s)	5,811	6,037	6,429	7,358	7,848	8,069	8,228	8,125	8,077	7,584
THE AFPR1ME GROWTH® VARIABLE ANNUITY
About the Contract
The AFPR1ME GROWTH® Variable Annuity is a group annuity. A group annuity is a contract between an employer, who is the contract owner on behalf of its participants, and an insurance company (in this case American Fidelity Assurance Company), where the insurance company promises to pay you, the participants (or someone else you choose), an income in the form of annuity payments beginning on a date chosen by you. The person upon whose life the policy is based is called the annuitant, even if that person is you. You or someone else specified by you may be the annuitant. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.
We may change the AFPR1ME GROWTH® Variable Annuity at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 days before a change will take effect.
Naming a Beneficiary
A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries, as the case may be, at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
You can change the beneficiary of your policy at any time during the annuitant’s life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.
To change your beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant’s death.
Voting Rights
American Fidelity Assurance Company is the legal owner of the Dual Strategy Fund shares allocated to Separate Account A. However, we believe that when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, we are required to obtain from participants instructions as to how to vote those shares. When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

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Substitution
We cannot guarantee that Dual Strategy Fund will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners and participants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.
PURCHASING ACCUMULATION UNITS
Purchase Payments
In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment (sometimes called a premium deposit). Every purchase payment you make increases the number of accumulation units in your participant account. You may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your deposits at any time. We reserve the right to reject any application or purchase payment.
Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract. We will invest your first purchase payment within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after we receive your deposit. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.
Accumulation Units
The value of your participant account will go up or down depending upon the investment performance of Dual Strategy Fund and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.
We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, and then credit your participant account accordingly. We determine the value of an accumulation unit by multiplying the accumulation unit value for the previous period by a factor for the current period. The factor, which we call the net investment factor, is determined by:
•	dividing the value of a Dual Strategy Fund share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of a Dual Strategy Fund share for the previous period; and
•	subtracting from that amount the mortality and expense risk charge.
The value of an accumulation unit may go up or down from day to day.
The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a premium deposit, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net premium deposit (after deduction of 4% to cover sales, administrative and minimum death benefit charges and $0.50 per premium deposit) by the value of the accumulation unit. For example, on Thursday morning, we receive a premium deposit of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25. We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units. A $15 certificate fee will also be deducted from the first premium deposit.

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Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.
RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
Upon investing in the AFPR1ME GROWTH® Variable Annuity, you may select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner’s tax qualified plan or, if applicable, state law.
Selecting an Annuity Option
On your annuity date, we will begin making annuity payments in accordance with one of our income plans. If the value of your participant account is at least $1,000, you may choose from our various income plans offered, which we call annuity options. You must designate the annuity option you prefer at least 30 days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.
You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

Option 1 Life Variable Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.

Option 2 Life Variable Annuity with Payments Certain
We will make monthly payments for the guaranteed period selected and thereafter during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. If the beneficiary dies before the end of the guaranteed period, the present value of the remaining payments will be paid to the estate of the beneficiary based on an annual compound interest rate of 3.5%. The guaranteed period may be 10 years, 15 years or 20 years.

Option 3 Unit Refund Life Variable Annuity
We will make monthly payments during the lifetime of the annuitant. Upon the annuitant’s death, we will make an additional payment equal to the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the annuity date over (b) the variable annuity units represented by each annuity payment multiplied by the number of annuity payments paid prior to death.

Option 4 Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of the annuitant and a joint annuitant. Payments will continue during the lifetime of the surviving annuitant based on 66 2/3% of the annuity payment in effect during the joint lifetime. If the joint annuitant is not the annuitant’s spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5 Fixed Annuity	You may elect forms of fixed annuities that have essentially the same characteristics as Annuity Options 1 through 4 above.
You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 days before the annuity date. If an option is based on life expectancy, we will require proof of the payee’s date of birth.

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Annuity Payments
Annuity payments are paid in monthly installments, although we reserve the right to change the frequency of payments. If the amount of your monthly annuity payment becomes less than $20, we may change the payment interval to result in payments of at least $20.
Annuity payments may be made on a variable basis and/or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Dual Strategy Fund. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Dual Strategy Fund.
If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:
•	the value of your participant account on the annuity date,
•	the assumed investment rate of 4.5%, and
•	the performance of Dual Strategy Fund.
After you receive your first annuity payment, if Dual Strategy Fund’s actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase if you chose a variable annuity. Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

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EXPENSES
Charges and other expenses associated with the AFPR1ME GROWTH® Variable Annuity will reduce your investment return. These charges and expenses are explained below.

Sales Charge	We deduct a 3% sales charge from each purchase payment we receive. The sales charge is intended to recover our distribution expenses associated with marketing contracts. If the 3% sales charge is not adequate to recover our distribution expenses, we pay the difference. We may pay the difference, if there is one, from, among other things, proceeds derived from the mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or more may be less than 3%, depending on the actual commission paid.

Insurance Charges Administrative Expenses	We deduct 0.25% of each purchase payment we receive to recover administrative expenses we incur, including salaries, rent, postage, telephone and office equipment, printing, travel, legal, actuarial and accounting fees.

We also charge an additional $0.50 administrative charge against each purchase payment (for the processing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record). We will not increase the additional $.50 administrative charge until your premium deposits equal twice the amount of premium deposits made during your first year of participation. We may increase the deduction on premium deposits in excess of such amount when our labor costs exceed the expenses associated with the technology used to administer our products and services.

Minimum Death Benefit	A deduction of 0.75% of each premium deposit is made to cover our costs associated with the minimum death payment. This deduction is not applicable after you reach age 65.

Mortality and Expense Risk	We assume the risk that the actuarial estimate of mortality rates among variable annuitants may be erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations. In other words, we assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay. We receive 0.96025% on an annual basis (0.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed. Of this amount, 0.85% is for mortality risks and 0.11025% is for expense risks.

Taxes Premium Taxes	Some states and other governmental entities, such as municipalities, charge premium or similar taxes. We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account. Some taxes are due when premium deposits are made; others are due when annuity payments begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes presently range from 0% to 3.5%, depending on the state.

Income Taxes	We will deduct from each contract any income taxes which the separate account may incur because of the contract. Currently, we are not making any such deductions.

Dual Strategy Fund Expenses	Dual Strategy Fund pays us, its investment adviser, an annual management and investment advisory fee of 0.50% of the value of the average daily net assets of Dual Strategy Fund.

Deductions are taken from, and expenses paid out of, the assets of Dual Strategy Fund. Because Separate Account A purchases shares of Dual Strategy Fund, the net assets of Separate Account A will reflect the investment advisory fee deducted from Dual Strategy Fund assets. You should read the attached prospectus for Dual Strategy Fund for information about such deductions.

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WITHDRAWALS
You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.
If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account. After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant without our consent.
A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered, signed exactly as the name appears on our register. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.
Payments for units redeemed will be mailed within three to five business days after we receive a request that is in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;
•	an emergency exists as a result of which disposal by Dual Strategy Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for Dual Strategy Fund to determine the value of its net assets; or
•	for such other periods as the SEC may by order permit for the protection of participants.
Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under “Federal Tax Matters.”
Frequent Purchases and Withdrawals
Market timing policies are designed to address the excessive short-term trading of investment company shares by a policy owner or policy owners that may be harmful to the remaining policy owners. Although market timing is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies. At this time, Separate Account A offers a single investment option, so it does not create the same opportunities for market timing that separate accounts offering multiple investment options create. However, in order to minimize any opportunity for market timing activities which may be achieved by withdrawing funds and reinvesting in Separate Account A, we have adopted the following specific policies:
•	We deduct a 3% sales charge, a 0.25% administrative charge and a 0.75% minimum death benefit charge from each purchase payment we receive. While not designed specifically to discourage market timing activities these expenses have a tendency to discourage it.
•	After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant without our consent. In addition, if the value of any participant account falls below $1,000 as the immediate result of a withdrawal, that participant’s account may be terminated at our option.

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•	We do not accept telephone transactions.
•	We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions and walk-in withdrawals. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.
If Separate Account A offers more than one investment option in the future, we may adopt additional policies to limit the possibility of market timing that might be accomplished by switching back and forth between investment options.
DEATH BENEFIT
In the event of a participant’s death before receipt of annuity payments, death proceeds are payable to the person’s named beneficiary in an amount equal to:
•	the value of the participant’s account as of the valuation date (the date on which we have received both written notice of death and the beneficiary’s written instructions), or
•	if greater, and if the participant’s death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.
Payments normally are made within seven days of receipt of notice.
If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:
•	the participant’s beneficiary, or
•	the participant’s estate, if no beneficiary survives.
Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.
A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:
•	take a total distribution within five years of the death of the participant, or
•	by the end of the year following the participant’s death, begin receiving payments for a period not to exceed the expected lifetime of the beneficiary.

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FEDERAL TAX MATTERS
The following description of federal income tax consequences under the contracts is not exhaustive, and special rules may apply to situations not discussed here. For further information, consult a qualified tax adviser before establishing any retirement program. This description is not intended as tax advice. We have included additional information regarding taxes in the Statement of Additional Information.
General
Annuity contracts are a means of setting aside money for future needs — usually retirement. Congress has recognized how important saving for retirement is and provided special rules in the Code for annuities. Basically, these rules provide that you will not be taxed on the money you contribute under your contract and/or the earnings on your contributions until you receive a distribution from your contract (as a withdrawal or an annuity payment). There are different rules regarding how you will be taxed depending upon how you take money out of your contract.
Taxes Payable by Participants and Annuitants
The contracts offered by this prospectus are used with retirement programs which receive favorable tax-deferred treatment under federal income tax law. Increases in the value of a participant’s account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.
Annuity payments and other amounts received under all contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments and other amounts received under all contracts may be subject to state income tax withholding requirements.
Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions
Premium Deposits. Under Section 403(b) of the Code, payments made by tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code and by public educational institutions to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by Section 402(g), 414(v) and Section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.
An individual’s voluntary salary reduction contributions under Section 403(b) are generally limited by the Code annually. For 2009, the annual limitation is $16,500 per year (as adjusted from time to time by the Internal Revenue Service). Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally subject to the contribution limits applicable to defined contribution plans. In addition, employer contributions may need to comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.
Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) reaching age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (provided, however, that hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).

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Distributions from a Section 403(b) annuity contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Internal Revenue Code. Distributions received before the recipient reaches age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability (as defined in Section 72(m)(7) of the Code), (3) severance from employment during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the participant (or the joint lives or joint life expectancy of the participant and beneficiary), and (5) distributions not in excess of tax deductible medical expenses. Other exceptions may also apply, depending on the specific circumstances of the withdrawal or distribution.
Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the participant reaches age 70 1/2 or the calendar year in which the participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the participant (or the joint life expectancy of the participant and beneficiary). If a participant dies prior to the commencement of annuity payments, the amount accumulated under the account must be distributed as required by Section 401(a)(9) and the regulations thereunder within five years if elected by the beneficiary or, if started within the year following the participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the designated beneficiary is the participant’s surviving spouse, the beneficiary must begin receiving benefits on or before the end of the calendar year in which the deceased spouse would have reached age 70 1/2. If the participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. Unless temporary relief has been established by law, a penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.
Tax-Free Transfers and Rollovers. Total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, a distribution from a Section 403(b) annuity may be rolled over into a qualified plan, a Section 457(b) plan sponsored by a governmental entity, an Individual Retirement Account (“IRA”) or another Section 403(b) annuity contract. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403(b) program is subject to 20% federal income tax withholding unless the participant elects a direct rollover of such distribution to an IRA or other Section 403(b) program. Total or partial amounts may be transferred in a trustee-to-trustee transfer to a defined benefit governmental plan to purchase past service credit if permitted under the terms of the governmental defined benefit plan. Total or partial distributions may be converted directly to a Roth IRA, but must be included as income for federal income tax purposes.
Sections 401(a), 401(k) and 403(a) Qualified Pension, Profit-Sharing or Annuity Plans
Premium Deposits. Premium deposits made by an employer or a self-employed individual under a pension, profit-sharing or annuity plan qualified under Section 401(a) or Section 403(a) of the Code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k), 403(b) or 414(h) of the Code.
Taxation of Distributions. Distributions from contracts purchased under qualified plans are generally taxable as ordinary income, except to the extent allocable to an employee’s after-tax contributions (which constitute the “investment in the contract”). If a distribution is made in the form of annuity payments, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer’s after-tax contributions to the plan. In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the contract. Individuals who reached age 50 by January 1, 1986 and are going to receive a lump sum distribution may elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who reached age 50 by January 1, 1986 may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to reaching of age 59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403(b) annuities.

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Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.
Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a), 403(a), 403(b), or 457(b) plan is subject to 20% federal income tax withholding unless the participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.
Roth Contributions
Beginning in 2006, the Code allows individuals to make elective contributions on an after-tax basis to a 403(b) Tax Deferred Annuity and a tax-qualified plan with a 401(k) feature if permitted under the terms of the employer’s plan or policies. These contributions are added to pre-tax employee contributions for purposes of the individual’s elective deferral limits of the Code. Roth contributions and their earnings will be accounted for separately from pre-tax contributions.
Qualified distributions from designated Roth accounts are free from federal income tax. A qualified distribution requires that an individual has held the designated Roth account for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to certain limitations. The 10% penalty tax and the regular exceptions to the 10% penalty tax apply to taxable distributions from a Roth account. Amounts may be rolled over from an individual’s designated Roth account to another designated Roth account or a Roth IRA established for the individual in the future.
Currently, we do not permit designated Roth contributions to a participant’s account. However, we may permit participants to make Roth contributions in the future.
Individual Retirement Annuities (IRAs)
Traditional IRAs
Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA contracts and the circumstances under which such contributions may be made. Deductible contributions for 2009 equal to the lesser of $5,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $6,000 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who are 50 or older, or 100% of taxable compensation are permitted only for an individual who (i) is not (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 2009 of $55,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 2009 of $89,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and the couple has adjusted gross income of $166,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is (y) an active participant in another retirement plan, and (z) whose adjusted gross income exceeds the cut-off point (for 2009, $55,000 if unmarried and $89,000 if married) by less than $10,000 if unmarried or $20,000 if married, is entitled to make deductible IRA contributions in proportionately reduced amounts. An individual who is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and the couple’s adjusted gross income exceeds the cut-off point of $166,000 for 2009 by less than $10,000, is entitled to make deductible IRA contributions in proportionately reduced amounts. An individual may not make tax-deductible contributions for the year in which the individual reaches age 70 1/2, or any subsequent year.

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An individual may make non-deductible IRA contributions for 2009 to the extent of the excess of the lesser of (i) $5,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $6,000 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who average 50 or older, or (ii) 100% of compensation over the IRA deduction limit with respect to the individual.
Taxation of Distributions. Distributions from IRA contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient’s non-deductible contributions (which constitute the “investment in the contract”). If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans. In addition, a 10% penalty tax generally will be imposed on taxable distributions received before the year in which the recipient reaches age 59 1/2, except that distributions made on account of death or disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives or joint life expectancies of the participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit on the amount of such withdrawals) or for the payment of qualified higher education expenses, medical expenses (in limited circumstances) or medical insurance (in limited circumstances) are not subject to the penalty tax. Other exceptions may also apply, depending on the specific circumstances of the withdrawal or distribution.
Required Distributions. The minimum distribution requirements for IRA contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements. In all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2 and if the participant’s spouse is the beneficiary, the spouse may elect to treat the decedent’s IRA as his or her own IRA.
Tax-Free Rollovers. The Internal Revenue Service has ruled (in Revenue Ruling 78-406) that total or partial amounts may be directly transferred tax-free from an IRA to another IRA. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a Section 403(b) annuity contract to an IRA contract under certain conditions. An IRA may be rolled over on a tax-free basis to another such plan or Section 403(b) annuity contract. In addition, subject to certain limitations, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. Subject to certain limitations, a tax-free rollover may be made from an IRA to a qualified employer pension, under certain conditions. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.
Roth IRAs
Premium Deposits. The “Roth IRA” permits individuals to make non-deductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual non-deductible contribution to a Roth IRA for 2009 up to the lesser of $5,000 (as adjusted from time to time as provided in Section 219(b)(A) of the Code) for individuals under 50 years old and $6,000 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who are age 50 or older, or 100% of the individual’s annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Lower limitations or phase-out provisions apply to individuals with adjusted gross income of between $105,000 and $120,000, and for joint filers with combined adjusted gross income of between $166,000 and $176,000, and married individuals filing separately with adjusted gross income of between $0 and $10,000.
Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a “qualified distribution.” A “qualified distribution” is a distribution which is made (i) after the individual has held the Roth IRA for at least five years, and (ii) on or after the recipient becomes age 59 1/2, on account of death, or disability or for a qualified first-time home buyer expense (subject to certain lifetime limitations on the amount). Non-qualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible. The 10% penalty tax (and the exemptions) applicable to traditional IRA distributions also applies to taxable Roth IRA distributions.

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Required Distributions. Roth IRAs are not subject to minimum distribution rules before death.
Tax-Free Rollovers. If certain requirements are met, a tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a traditional IRA that meets the requirements for the exclusion of a rollover under Section 408(d)(3) of the Internal Revenue Code. The taxpayer must have adjusted gross income of not more than $100,000 and, if married, must not file a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.
Simplified Employee Pension Plans
Premium Deposits. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a Simplified Employee Pension plan (“SEP”). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $49,000 (for 2009) or 25% of an employee’s compensation.
Salary Reduction SEPs. Under limited circumstances, and generally only for years prior to 1997, federal tax law allows employees of certain small employers to have elective contributions made to the SEP on the employees’ behalf on a salary reduction basis. Employees of tax-exempt organizations are not eligible for this type of SEP. Generally, only certain small employers who have SEPs that permitted elective salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions after 1997.
Taxation of Distributions. SEP distributions are subject to taxation in the same manner as traditional IRA distributions.
Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.
Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months. In addition, a distribution from a SEP may be rolled over tax-free into a traditional IRA in the same manner as a distribution from a traditional IRA. A SEP may also receive a rollover contribution from a qualified employer pension, profit-sharing or annuity plan, a Section 403(b) annuity contract or a traditional IRA in the same manner as a traditional IRA.
Diversification
The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity Assurance Company believes that Dual Strategy Fund is being managed so as to comply with the requirements. However, due to the uncertainty and lack of guidance with respect to diversification requirements, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

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OTHER INFORMATION
American Fidelity Assurance Company
American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number 800-662-1106. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.
American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. American Fidelity Assurance Company served as the investment adviser to Separate Account A’s predecessor, American Fidelity Variable Annuity Fund A, and is presently the investment adviser to Dual Strategy Fund.
Separate Account A
American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. As part of the reorganization, the assets of Separate Account A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.
The assets of Separate Account A are held in American Fidelity Assurance Company’s name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity Assurance Company. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity Assurance Company. American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH® Variable Annuity.
Dual Strategy Fund
Separate Account A invests exclusively in American Fidelity Dual Strategy Fund®, an open-end diversified management investment company. Pursuant to a management and investment advisory agreement and subject to the authority of Dual Strategy Fund’s board of directors, American Fidelity Assurance Company serves as Dual Strategy Fund’s investment adviser and conducts the business and affairs of Dual Strategy Fund. American Fidelity Assurance Company has engaged Wedge Capital Management LLP, Quest Investment Management, Inc., and The Renaissance Group LLC (d/b/a Renaissance Investment Management) as sub-advisers to provide day-to-day portfolio management for Dual Strategy Fund.

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Dual Strategy Fund offers its shares to Separate Account A as a funding vehicle for the annuity contracts. Dual Strategy Fund shares may also be offered to other separate accounts supporting other variable annuity contracts. Dual Strategy Fund does not offer its shares directly to the general public.
Dual Strategy Fund’s investment objectives are, first, long-term growth of capital and, second, the production of income. Dual Strategy Fund invests in a diversified portfolio consisting primarily of common stock. Meeting investment objectives depends on various factors, including how well the sub-advisers anticipate changing economic and market conditions. There is no assurance that Dual Strategy Fund will achieve its objectives.
Additional information concerning Dual Strategy Fund can be found in the current prospectus for Dual Strategy Fund which accompanies this prospectus. You should read Dual Strategy Fund’s prospectus carefully before investing.
Underwriter
American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.
LEGAL PROCEEDINGS
There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity Assurance Company or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
The financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company and Subsidiaries are included in the Statement of Additional Information.

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TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

17

PLACE
STAMP
HERE
American Fidelity Assurance Company
P.O. Box 25520
Oklahoma City, OK 73125-0520

Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:
☐ AFPR1ME GROWTH® Variable Annuity
☐ American Fidelity Dual Strategy Fund, Inc.®

Name
(please print)

Address

AFPR1ME
GROWTH®
Variable Annuity
issued by
American Fidelity Separate Account A
and
American Fidelity Assurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2009
This Statement of Additional Information is not a prospectus. You should read this document in conjunction with the Prospectus dated May 1, 2008 relating to the AFPR1ME GROWTH® Variable Annuity.
The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

write to us at:	call us at:	e-mail us at:
P.O. Box 25520	800-662-1106	va.help@af-group.com
Oklahoma City,
Oklahoma 73125-0520

AFPR1ME
GROWTH®
Variable Annuity
issued by
American Fidelity Separate Account A
and
American Fidelity Assurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2009

GENERAL INFORMATION AND HISTORY
American Fidelity Separate Account A is offering the AFPR1ME GROWTH® Variable Annuity to employers and self-employed individuals for use in qualified retirement plans. The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.
ANNUITY PAYMENTS
Upon investing in the AFPR1ME GROWTH® Variable Annuity, you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. Annuity payments may be made on a variable basis and/or a fixed basis.
Fixed Annuity Payments
The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract. The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options. American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.
Variable Annuity Payments
A participant may elect a variable annuity payout. Variable annuity payments reflect the investment performance of Dual Strategy Fund during the annuity period. Variable annuity payments are not guaranteed as to dollar amounts.
American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.
The value of a participant account is determined by multiplying the participant’s accumulation units by the accumulation unit value on the fourteenth day before the first annuity payment. The first annuity payment varies according to the annuity option selected and the participant’s age.
American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date. This sets the number of annuity units. The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.
The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.
Annuity Unit
The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) 0.9998794.

Variable Annuity Formulas
The following formulas summarize the annuity payment calculations described above:

Number of Variable Annuity Units	=	Dollar Amount of First Monthly Payment
Variable Annuity Unit Value on Date of First Payment

		Value of Annuity				Net Investment Factor
Annuity Unit Value	=	Unit on Preceding	X	0.9998794	X	for 14th Day Preceding
		Valuation Date				Current Valuation Date

Dollar Amount		Number of		Annuity Unit Value
of Second and	=	Annuity Units	X	for Period in Which
Subsequent Annuity		Per Payment		Payment is Due
Payments
FEDERAL INCOME TAX CONSIDERATIONS
Note: The following description is based upon American Fidelity Assurance Company’s understanding of current federal income tax law applicable to tax-qualified annuities in general. American Fidelity Assurance Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), governs taxation of annuities in general. A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant’s cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.
For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant’s cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant’s cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the participant’s investment has been recovered (i.e., when the total of the excludable amounts equal the participant’s investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities (“Qualified Plans”), the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract. Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.
American Fidelity Assurance Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.

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Diversification
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
The Treasury Department has issued regulations (including Treasury Regulation § 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”
American Fidelity Assurance Company intends that Dual Strategy Fund will be managed in such a manner as to comply with these diversification requirements. However, due to the uncertainty in this area, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.
Multiple IRA Contracts
For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.
Tax Treatment of Assignments
Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract or other policy may be a taxable event. The owner of a contract should consult competent tax advisers before assigning or pledging the contract.
Income Tax Withholding
All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; (c) contributions made upon hardship of the employee; or (d) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

3

Qualified Plans
The contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs. Because of the minimum premium deposit requirements, the contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance Company’s administrative procedures. Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. The Prospectus, under “Federal Tax Matters,” describes types of qualified plans with which the contract may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.
Contracts issued pursuant to Qualified Plans include special provisions restricting contract provisions that may otherwise be available and described in this Statement of Additional Information. Generally, contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.
Tax Treatment of Withdrawals
Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Qualified Plan issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.
Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 days of receipt:
•	To a traditional IRA under Section 408 of the Code;
•	To another, similar Qualified Plan; or
•	To a Section 403(b) Plan or to a 457(b) Governmental Deferred Compensation Plan.
These special rules only apply to distributions that qualify as “eligible rollover distributions” under the Code. In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:
•	It is part of a series of substantially equal periodic payments made for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years;
•	It is a required minimum distribution under Section 401(a)(9) of the Code as described below; or
•	It is made from a Qualified Plan by reason of a hardship.

4

The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.
Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s “after-tax” contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.
Penalty Tax on Withdrawals. Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:
•	A distribution that is made on or after the date the taxpayer reaches age 59 1/2;
•	A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;
•	A distribution that is made on or after the death of the taxpayer;
•	A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code);
•	A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan);
•	A distribution that is made to the taxpayer by reason of separation from service with the employer maintaining the plan during or after the calendar year in which the taxpayer reaches age 55;
•	A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);
•	A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts);
•	Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been re-employed for at least 60 days);
•	Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the taxpayer for the taxable year; and

5

•	Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).
•	A Distribution that is converted directly to a Roth IRA.
Required Distributions. Distributions from a contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code. Such rules are summarized below:
•	For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70 1/2 or the calendar year in which the taxpayer terminates employment with the employer;
•	For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70 1/2; and
•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.
In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death. The applicable plan documents will contain such rules.
Withdrawal Limitations
Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations only when amounts may be distributed. The Prospectus, under “Federal Tax Matters,” describes the applicable limitations.
OFFERING OF THE AFPR1ME GROWTH VARIABLE ANNUITY
American Fidelity Separate Account A offers the AFPR1ME GROWTH® Variable Annuity to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.
UNDERWRITER
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2008, 2007 and 2006 were $217,520, $246,647 and $276,010, respectively.
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, Executive Vice President and Treasurer of American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.
The financial statements of American Fidelity Separate Account A and American Fidelity Assurance Company included in this Statement of Additional Information have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as set forth in its reports appearing below. KPMG LLP’s address is 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102.

6

INVESTMENT CONSULTANT
Asset Services Company, L.L.C., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company. Under the investment consultant agreement, from time to time, Asset Services provides certain reports and information to Separate Account A and American Fidelity Assurance Company. Asset Services is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.
American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to Asset Services for services provided to Separate Account A. No such compensation has been paid to Asset Services during the past three years.
LEGAL OPINION
McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.
FINANCIAL STATEMENTS
Following are the financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company and Subsidiaries. The consolidated financial statements of American Fidelity Assurance Company should be considered only as bearing on the ability of American Fidelity Assurance Company to meet its obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

7

AMERICAN FIDELITY SEPARATE ACCOUNT A
Financial Statements
December 31, 2008
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
Board of Directors
American Fidelity Assurance Company, and
Contract Owners
American Fidelity Separate Account A:
We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A) as of December 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account A’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2008 were verified by examination of the underlying portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Oklahoma City, Oklahoma February 10, 2009	KPMG LLP

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2008

Investments at fair value:
American Fidelity Dual Strategy Fund, Inc. (15,023,317 shares at net asset value of $7.043 per share) (cost $148,698,134)	$105,809,224

Total assets	105,809,224

Total liabilities	—

Net assets	$105,809,224

Accumulation units outstanding	5,810,861

Accumulation unit value	$18.209
See accompanying notes to financial statements.

2

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statement of Operations
Year ended December 31, 2008

Net investment income:
Investment income distributions from underlying mutual fund	$2,311,357
Mortality and expense fees	(1,412,418)

Net investment income	898,939

Realized gains on investments:
Realized gains distributions from underlying mutual fund	3,822,629

Proceeds from sales	8,700,176
Cost of investments sold	(8,550,704)

Realized gain on sale of investments	149,472

Net realized gains	3,972,101

Unrealized appreciation on investments, beginning of year	31,171,432

Unrealized depreciation on investments, end of year	(42,888,910)

Change in unrealized depreciation	(74,060,342)

Net decrease in net assets from operations	$(69,189,302)

See accompanying notes to financial statements.

3

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statements of Changes in Net Assets
Years ended December 31, 2008 and 2007

	2008	2007

Increase (decrease) in net assets from operations:
Net investment income	$898,939	487,239
Net realized gains on investments	3,972,101	2,294,951
Unrealized appreciation (depreciation) during the year	(74,060,342)	12,599,750

Net increase (decrease) in net assets from operations	(69,189,302)	15,381,940

Contract transactions:
Net purchase payments received	7,281,685	8,570,252
Withdrawal of funds	(13,055,617)	(20,026,632)

Decrease in net assets from contract transactions	(5,773,932)	(11,456,380)

Increase (decrease) in net assets	(74,963,234)	3,925,560

Net assets, beginning of year	180,772,458	176,846,898

Net assets, end of year	$105,809,224	180,772,458

See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT A
Financial Highlights
December 31

	2008	2007	2006	2005	2004

Net assets	$105,809,224	180,772,458	176,846,898	185,954,634	193,194,474

Accumulation unit value	$18.209	29.942	27.507	25.273	24.616

Number of accumulation units outstanding	5,810,861	6,037,356	6,429,127	7,357,871	7,848,178

Investment income as a percent of average net assets (1)	1.55%	1.22%	1.13%	1.24%	1.01%

Expenses as a percent of average net assets (2)	0.96%	0.96%	0.96%	0.96%	0.96%

Total return (3)	(39.19)%	8.85%	8.84%	2.67%	7.13%

(1)	This amount represents the dividend, excluding distributions of capital gains, received by the underlying mutual fund divided by the average net assets.

(2)	This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	The total return for the period indicated, including changes in the value of the underlying fund, reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.
See accompanying notes to financial statements.

5

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2008
(1)	Summary of Significant Accounting Policies
(a)	General
American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Account A was formerly known as American Fidelity Variable Annuity Fund A and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account.
(b)	Investments
Account A’s investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments are made in the portfolio of the American Fidelity Dual Strategy Fund (the Fund) and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value.
Transactions are recorded on a trade-date basis by the Fund. Income from dividends and gains from realized gain distributions are recorded on the distribution date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.
Account A adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective January 1, 2008. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for Account A’s current fiscal period.
Various inputs may be used to determine the value of Account A’s investments. These inputs are summarized in three broad levels:
Level 1 — quoted prices in active markets for identical securities. Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 — significant unobservable inputs (including Account A’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value Account A’s net assets as of December 31, 2008.

Level 1 — Quoted prices	$105,809,224
Level 2 — Other significant observable inputs	—
Level 3 — Significant unobservable inputs	—

Total	$105,809,224

(Continued)

6

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2008
(c)	Income Taxes
Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code (the Code) applicable to life insurance companies. Account A’s net decrease in net assets from operations is not expected to result in tax deductible amounts under present regulations. Account A is not taxed as a “regulated investment company” under Subchapter M of the Code. Based on this, no charge is being made currently to Account A for federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Account A has no unrecognized tax positions at December 31, 2008 as a result of the provisions of Financial Standards Accounting Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109 (FIN 48). Account A adopted FIN 48 on January 1, 2007 and on such date Account A had no unrecognized tax positions.
As of December 31, 2008, Account A has no accrued interest and penalties related to uncertain tax positions. Account A would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.
The tax years 2005 through 2008 remain open to examination by the major taxing jurisdictions to which Account A is subject. Account A, as a part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.
(d)	Annuity Reserves
Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from zero to 5% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses Account A. At December 31, 2008, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 2008.
(e)	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(Continued)

7

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2008
(2)	Variable Annuity Contracts
AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of Account A’s daily net assets (0.96025% per annum). All such fees were paid to AFA.
Net purchase payments received represent gross payments less deductions of $318,233 and $364,151 for the years ended December 31, 2008 and 2007, respectively. The deductions are comprised of sales charges (3.00% of purchase payments), administrative fees (0.25% of purchase payments), minimum death benefits (0.75% of purchase payments), per payment charges ($0.50 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.
During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units. There are no fees assessed through the redemption of units.
(3)	Unit Activity from Contract Transactions
Transactions in units for the years ended December 31, 2008 and 2007 were as follows:

Accumulation units	2008	2007

Outstanding, beginning of year	6,037,356	6,429,127
Increase for payments received	298,983	293,669
Decrease for withdrawal of funds	(525,478)	(685,440)

Outstanding, end of year	5,810,861	6,037,356

8

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Financial Statements
December 31, 2008 and 2007
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
The Board of Directors
American Fidelity Assurance Company:
We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2008. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
As described in note 1 to the consolidated financial statements, as of January 1, 2007, the Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.

Oklahoma City, Oklahoma April 23, 2009	KPMG LLP

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2008 and 2007
(In thousands, except per share amounts)

	2008	2007

Assets

Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $1,795,939 and $1,686,780 in 2008 and 2007, respectively)	$1,615,849	1,666,090
Equity securities available-for-sale, at fair value:
Preferred stocks (cost of $300 in 2008)	84	—
Common stocks (cost of $20,621 and $16,735 in 2008 and 2007, respectively)	25,772	20,999
Trading investments	561,008	622,249
Derivative in funds withheld under reinsurance contracts	48,798	—
Mortgage loans on real estate, net	324,702	324,558
Investment real estate, at cost (less accumulated depreciation of $22 and $17 in 2008 and 2007, respectively)	2,616	2,621
Policy loans	28,337	28,165
Short-term and other investments	112,976	34,210

	2,720,142	2,698,892

Cash	40,859	32,278
Accrued investment income	27,257	27,171
Accounts receivable:
Uncollected premiums	73,525	63,772
Reinsurance receivable	843,703	816,072
Other	16,364	4,951

	933,592	884,795

Deferred policy acquisition costs	440,846	413,476
Other assets	3,950	4,974
Separate account assets	234,382	353,570

Total assets	$4,401,028	4,415,156

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2008 and 2007
(In thousands, except per share amounts)

	2008	2007

Liabilities and Stockholder’s Equity

Policy liabilities:
Reserves for future policy benefits:
Life and annuity	$884,267	866,795
Accident and health	431,382	380,572
Unearned premiums	4,174	4,425
Benefits payable	121,493	108,375
Funds held under deposit administration contracts	848,877	793,808
Other policy liabilities	142,360	137,556

	2,432,553	2,291,531

Other liabilities:
Funds withheld under reinsurance contract	640,403	632,046
Derivative in funds withheld under reinsurance contract	—	7,502
Net deferred income tax liability	25,252	75,143
General expenses, taxes, licenses and fees payable, and other liabilities	145,219	137,238

	810,874	851,929

Notes payable	515,228	443,319
Separate account liabilities	234,382	353,570

Total liabilities	3,993,037	3,940,349

Stockholder’s equity:
Common stock, par value $10 per share. Authorized, issued, and outstanding 250,000 shares	2,500	2,500
Additional paid-in capital	31,538	31,538
Accumulated other comprehensive loss	(113,848)	(10,675)
Retained earnings	487,801	451,444

Total stockholder’s equity	407,991	474,807

Commitments and contingencies (notes 7, 9, 11, 12, and 14)

Total liabilities and stockholder’s equity	$4,401,028	4,415,156

See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Consolidated Statements of Income
Years ended December 31, 2008, 2007, and 2006
(In thousands, except per share amounts)

	2008	2007	2006

Revenues:
Premiums:
Life and annuity	$37,516	31,942	28,728
Accident and health	572,016	523,279	446,157

	609,532	555,221	474,885

Net investment income	98,537	89,884	84,524
Net realized investment (losses) gains	(91,671)	(9,525)	(16,117)
Other income, net	30,129	21,436	27,313

Total revenues	646,527	657,016	570,605

Benefits:
Benefits paid or provided:
Life and annuity	23,628	21,538	21,813
Accident and health	284,923	267,021	235,299
Interest credited to funded contracts	37,457	36,485	34,847
Increase (decrease) in reserves for future policy benefits:
Life and annuity (net of increase in reinsurance reserves ceded of $13,190, $37,029, and $20,238 in 2008, 2007, and 2006, respectively)	4,282	(1,909)	3,866
Accident and health (net of increase in reinsurance reserves ceded of $8,824, $12,151, and $2,723 in 2008, 2007, and 2006, respectively)	41,986	27,207	23,725
Decrease in fair value of derivative in funds withheld under reinsurance contract	(56,300)	(8,693)	(17,509)

	335,976	341,649	302,041

Expenses:
Selling costs	143,463	153,710	125,844
Other operating, administrative, and general expenses	100,522	94,461	89,746
Taxes, other than federal income taxes, and licenses and fees	15,426	15,897	13,767
Increase in deferred policy acquisition costs	(27,370)	(35,083)	(32,806)

	232,041	228,985	196,551

Total benefits and expenses	568,017	570,634	498,592

Income before income tax expense	78,510	86,382	72,013

Income tax expense:
Current	20,360	18,462	12,621
Deferred	5,669	3,927	8,846

	26,029	22,389	21,467

Net income	$52,481	63,993	50,546

Basic net income per share	$209.92	255.97	202.18
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Stockholder’s Equity
Years ended December 31, 2008, 2007, and 2006
(In thousands)

			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	income (loss)	earnings	equity

Balance, December 31, 2005	$2,500	31,538	(1,283)	362,698	395,453

Comprehensive income:
Net income	—	—	—	50,546	50,546
Net change in unrealized holding loss on investments available- for-sale, net of reclassification adjustment, net of tax	—	—	(8,853)	—	(8,853)

Comprehensive income					41,693

Dividends paid	—	—	—	(11,559)	(11,559)

Balance, December 31, 2006	2,500	31,538	(10,136)	401,685	425,587

Comprehensive income:
Net income	—	—	—	63,993	63,993
Net change in unrealized holding loss on investments available- for-sale, net of reclassification adjustment, net of tax	—	—	(539)	—	(539)

Comprehensive income					63,454

Dividends paid	—	—	—	(13,636)	(13,636)
Adjustment to initially apply FIN 48 (note 9)	—	—	—	(598)	(598)

Balance, December 31, 2007	2,500	31,538	(10,675)	451,444	474,807

Comprehensive income (loss):
Net income	—	—	—	52,481	52,481
Net change in unrealized holding loss on investments available- for-sale, net of reclassification adjustment, net of tax	—	—	(103,173)	—	(103,173)

Comprehensive loss					(50,692)

Dividends paid	—	—	—	(16,124)	(16,124)

Balance, December 31, 2008	$2,500	31,538	(113,848)	487,801	407,991

See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2008, 2007, and 2006
(In thousands)

	2008	2007	2006

Cash flows from operating activities:
Net income	$52,481	63,993	50,546

Adjustments to reconcile net income to net cash provided by operating activities:
Provision for depreciation	5	2	2
Accretion of discount on investments	(9,256)	(8,694)	(8,009)
Realized losses (gains) on investments	16,388	(893)	(1,261)
Net purchases, sales, and maturities of trading investments	(2,802)	(28,196)	(21,775)
Increase in deferred policy acquisition costs	(27,370)	(35,083)	(32,806)
(Increase) decrease in accrued investment income	(86)	(3,777)	8
Increase in accounts receivable	(48,797)	(51,232)	(23,211)
Decrease (increase) in other assets, net of realized gains	1,024	(908)	(227)
Increase in policy liabilities	81,149	92,283	59,470
Interest credited on deposit and other investment-type contracts	37,457	36,485	34,847
Charges on deposit and other investment-type contracts	(7,475)	(15,400)	(14,005)
Increase in general expenses, taxes, licenses and fees payable, funds withheld under reinsurance contract, and other liabilities	16,333	54,473	37,457
Decrease in fair value of derivative in funds withheld under reinsurance contract	(56,300)	(8,693)	(17,509)
Net change in fair value of trading investments	67,471	8,866	17,378
Provision for other than temporarily impaired investment	7,812	1,552	—
Deferred income taxes	5,669	3,927	8,846

Total adjustments	81,222	44,712	39,205

Net cash provided by operating activities	133,703	108,705	89,751

Cash flows from investing activities:
Sale, maturity, or repayment of investments:
Fixed maturities available-for-sale	281,369	194,519	293,406
Equity securities available-for-sale	300	3,254	15,252
Mortgage loans on real estate	37,603	29,746	42,388
Net change in short-term and other investments, net of realized gains	(78,788)	44,760	(22,744)
Purchase of investments:
Fixed maturities available-for-sale	(404,165)	(406,684)	(216,220)
Equity securities available-for-sale	(9,110)	—	(938)
Mortgage loans on real estate	(37,835)	(42,811)	(54,993)
Net change in policy loans	(172)	160	(338)

Net cash (used in) provided by investing activities	(210,798)	(177,056)	55,813

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2008, 2007, and 2006
(In thousands)

	2008	2007	2006

Cash flows from financing activities:
Dividends paid to parent	$(16,124)	(13,636)	(11,559)
Proceeds from notes payable	201,838	125,105	60,000
Repayment of notes payable	(129,929)	(53,429)	(193,429)
Deposits to deposit and other investment-type contracts	109,087	101,630	100,559
Withdrawals from deposit and other investment-type contracts	(79,196)	(93,055)	(81,986)

Net cash provided by (used in) financing activities	85,676	66,615	(126,415)

Net increase (decrease) in cash	8,581	(1,736)	19,149

Cash, beginning of year	32,278	34,014	14,865

Cash, end of year	$40,859	32,278	34,014

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest on notes payable	$22,488	18,349	17,519
Federal income taxes, net of refunds received	33,673	15,830	14,150

Supplemental disclosure of noncash investing activities:
Change in net unrealized holding loss on investment available-for-sale, net of deferred tax benefit of $55,555, $290, and $4,767 in 2008, 2007, and 2006, respectively	$(103,173)	(539)	(8,853)
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(1)	Business Description and Significant Accounting Policies
(a)	Business
American Fidelity Assurance Company and subsidiaries (AFA or the Company) provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.
AFA is licensed in 49 states, as well as the District of Columbia, American Samoa and Guam, with approximately 36% of direct premiums written in Oklahoma, Texas, and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States and Latin America.
(b)	Basis of Presentation and Principles of Consolidation
The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (see note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.
(c)	Use of Estimates
Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with U.S. generally accepted accounting principles. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods. Principal estimates that could change in the future are the fair value of investments, whether an available-for-sale security is other-than-temporarily impaired, and the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(d)	Investments
Management determines the appropriate classification of investments at the time of purchase. Held-to-maturity debt securities are those securities that management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, and they are carried at amortized cost. Trading securities are bought and held principally for the purpose of selling them in the near term and are carried at fair value. Investments to be held for indefinite periods of time and not intended to be held-to-maturity or for trading are classified as available-for-sale and carried at fair value. All of the Company’s investments are classified as available-for-sale or trading.
The effects of unrealized holding gains and losses on trading securities are included in earnings. The effects of unrealized holding gains and losses on securities available-for-sale are reported as accumulated other comprehensive income, a separate component of stockholder’s equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.
Short-term investments are reported at cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investments in real estate are carried at cost less accumulated depreciation. Investments in real estate, excluding land, are depreciated on a straight-line basis using an estimated life of no more than 39 years. Policy loans are reported at the unpaid balance.
Realized gains and losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.
Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. Such amortization and accretion is included in the net investment income line item in the consolidated statements of income. Dividend and interest income are recognized when earned.
Because the Company’s primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term and other investments. The Company does not purchase fixed maturities that are below investment-grade; however, certain securities have dropped below investment-grade after they were acquired. The Company limits its risks by investing in fixed maturities and equity securities of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company establishes due diligence procedures that their mortgage service provider performs prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.
The Company recognizes an impairment loss when an invested asset’s value declines below cost, adjusted for accretion, amortization and previous other-than-temporary impairments (new cost basis), and it is determined that the decline is other-than-temporary. Some of the factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest for fixed maturity securities, or cost for equity securities; (3) the length of time and extent to which the fair value has been less than amortized cost for fixed maturity securities, or cost for equity securities; and (4) the financial condition, near-term and long-term prospects for the issuer, including the relevant industry conditions and trends, and implications of rating agency actions and offering prices. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to fair value, and the amount of the impairment is included in earnings as a realized investment loss. The fair value then becomes the new cost basis of the investment, and any subsequent recoveries in fair value, other than amounts accreted to the expected recovery amount, are recognized at disposition. Due to the subjective nature of the Company’s analysis and estimates of fair value along with the judgment that must be applied in the analysis, it is possible that the Company could reach a different conclusion whether or not to impair a security if it had access to additional information about the investee. Additionally, it is possible that the investee’s ability to meet future contractual obligations may be different than what the Company determined during its analysis, which may lead to a different impairment conclusion in future periods.
Investment income from fixed maturities and mortgage loans is recognized based on the constant effective yield method which includes an adjustment for estimated principal repayments, if any. The effective yield used to determine amortization for fixed maturities subject to prepayment risk (e.g., asset-backed, loan-backed and structured securities) is recalculated and adjusted periodically based upon actual historical and/or projected future cash flows, which are obtained from a widely-accepted securities data provider. Dividends on equity securities (public and nonpublic) and venture capital investments are recognized in income when declared. Rental income on real estate is recognized on a straight-line basis over the lease term.
Accrual of income is suspended on nonsecuritized fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only when payments are received. Investments included in the consolidated balance sheet that were not income producing for the preceding 12 months were not material.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
For fixed maturities where the Company records an other-than-temporary impairment, a determination is made as to the cause of the impairment and whether the Company expects a recovery in the value. For fixed maturities where the Company expects a recovery in value, not necessarily to par, the constant effective yield method, as discussed above, is utilized and the investment is amortized to the expected value.
(e)	Cash and Cash Equivalents
The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
(f)	Recognition of Premium Revenue and Costs
Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company’s earnings related to annuity products are impacted by conditions in the overall interest rate environment.
Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.
Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.
(g)	Policy Acquisition Costs
The Company defers costs that vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium-paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium-paying period of the policies based on the Company’s experience. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(h)	Policy Liabilities
Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company’s experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.
Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The cancer reserves for benefits payable and the group disability reserves for benefits payable are discounted at 6.25% at December 31, 2008 and 2007. The discount used is based on the yield on assets supporting the blocks of business. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company’s best estimate of the ultimate value, the actual results may vary from these values in either direction.
(i)	Reinsurance
The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards (SFAS) No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts. SFAS No. 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.
(j)	Income Taxes
Income taxes are accounted for under the asset and liability method as prescribed by SFAS No. 109, Accounting for Income Taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss, capital loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
The Company adopted FASB Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of SFAS No. 109 (FIN 48), as required for its annual reporting period beginning January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109 and requires that realization of an uncertain income tax position must be “more likely than not” (i.e., greater than 50% likelihood of receiving a benefit) before it can be recognized in the financial statements. Further, FIN 48 prescribes the benefit to be recorded in the financial statements as the amount most likely to be realized assuming a review by tax authorities having all relevant information and applying current tax laws. FIN 48 also provides guidance on derecognition, tax-related calculation and classification of interest and penalty accruals, new disclosures, and transition. A cumulative-effect adjustment for the Company was recognized in retained earnings as of January 1, 2007 as provided by the FIN 48 transition guidance. The Company recognizes any interest accrued related to uncertain tax positions in interest expense and any penalties accrued related to uncertain tax positions in operating expense.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(k)	Equipment
Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of three to ten years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.
(l)	Separate Accounts
The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund (the Fund), an open-end investment company sponsored by AFA, in exchange for shares of the Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets. The assets are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.
The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the 17 segregated subaccounts for Account B and the 17 segregated subaccounts for Account C are held for the exclusive benefit of the variable annuity contract owners. The assets are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.
(m)	Basic Net Income Per Share
Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2008, 2007, and 2006, the weighted average number of shares outstanding was 250,000. There are no dilutive securities outstanding.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(n)	Derivative in Funds Withheld under Reinsurance Contract
The Company has adopted SFAS No. 133 Implementation Issue No. B36 (the Statement), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. AFA’s funds withheld under reinsurance contract contains an embedded derivative, which requires bifurcation and separate accounting under the Statement. The identified embedded derivative closely resembles a total return swap. The Company has developed a valuation model to arrive at an estimate of the fair value of the embedded derivative that uses various assumptions regarding future cash flows under the affected reinsurance contract.
The decrease in the embedded derivative for the years ended December 31, 2008, 2007, and 2006 of approximately $56,300,000, $8,693,000, and $17,509,000, respectively, is included in the consolidated statements of income as the change in the fair value of derivative in funds withheld under reinsurance contract.
(o)	Recently Adopted Accounting Pronouncements
In January 2009, the FASB issued EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 (FSP EITF 99-20-1). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other-than-temporary impairment has occurred. FSP EITF 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008. The Company adopted FSP EITF 99-20-1 effective December 31, 2008 and is applying the standard prospectively, as required. The adoption of FSP EITF 99-20-1 has not had any material impact on the Company’s consolidated financial statements.
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under other accounting pronouncements that permit or require fair value measurements, changes the methods used to measure fair value and expands disclosures about the fair value measurements. In particular, disclosures are required to provide information on the extent to which fair value is used to measure assets and liabilities; the inputs used to develop measurements; and the effect of certain measurements on earnings (or changes in net assets). SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The initial application of SFAS No. 157 has no material impact on the Company’s consolidated financial statements.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities-Including an Amendment of SFAS No. 115, which allows for the option to measure financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company adopted SFAS No. 159 on January 1, 2008, but did not elect the fair value option for any of its financial assets or liabilities; therefore, SFAS No. 159 had no impact on the Company’s consolidated financial statements.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007

In September 2005, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs and unearned inducements associated with the replaced contract. The guidance in SOP 05-1 has been adopted, effective January 1, 2007. The Company has evaluated the impact of SOP 05-1 and has determined it has no material impact on the financial statements.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, an amendment of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The statement is effective for all financial statements acquired or issued after the beginning of the Company’s fiscal year that begins after September 15, 2006. The adoption of SFAS No. 155 has not had any impact on the Company’s consolidated financial statements.

(p)	New Accounting Pronouncements

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS 161). SFAS 161 amends and expands the disclosure requirements of SFAS 133 with the intent to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about derivative instrument fair values and related gains and losses, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company currently is evaluating the new disclosures required under SFAS 161 and will adopt it March 31, 2009.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations of which the objective is to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. The new standard requires the acquiring entity in a business combination to recognize all the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. SFAS No. 141(R) is effective for fiscal years beginning after December 15, 2008. The Company does not expect the adoption of SFAS No. 141(R) to have a material impact on its consolidated financial statements.

(q)	Reclassifications

Certain prior year amounts have been reclassified to conform with the current year presentation.
(2)	Statutory Financial Information

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from financial statements prepared on the basis of U.S. generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 2008, 2007, and 2006 of approximately $38,134,000, $23,006,000, and $25,531,000, respectively. The Company reported statutory capital and surplus at December 31, 2008 and 2007 of approximately $239,134,000 and $213,644,000, respectively.

Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval in 2009, is approximately $64,094,000.

The Oklahoma Insurance Department has adopted risk-based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007

The RBC guidelines define specific capital levels based on a company’s ACLC that are determined by the ratio of the company’s total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

At December 31, 2008 and 2007, the statutory TAC of the Company significantly exceeds the level requiring corrective action.

(3)	Investments

Investment income for the years ended December 31 is summarized below (in thousands):

	2008	2007	2006

Interest on fixed maturities	$141,623	130,153	122,603
Dividends on equity securities	112	60	428
Interest on mortgage loans	23,449	22,537	22,681
Investment real estate income	20	5	5
Interest on policy loans	2,903	2,733	2,606
Interest on short-term investments	127	442	227
Other	2,085	226	179

	170,319	156,156	148,729

Less reinsurance allowance for investment income under funds withheld arrangement (note 12)	(39,482)	(38,569)	(37,441)
Less investment expenses	(32,300)	(27,703)	(26,764)

Net investment income	$98,537	89,884	84,524

Net realized (losses) gains and the changes in unrealized (losses) gains on investments for the years ended December 31 are as follows (in thousands):

	2008		2007		2006
	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized

Fixed maturities available-for-sale	$(8,692)	(159,400)	(4,326)	(2,570)	467	(13,619)
Equity securities available-for-sale	(4,625)	672	(746)	1,741	1,153	(1)
Trading securities	(2,961)	(67,471)	28	(8,866)	265	(17,378)
Other-than-temporary impairments	(7,812)	—	(1,552)	—	—	—
Mortgage loans and real estate	(88)	—	(226)	—	92	—
Short term and other	(22)	—	6,163	—	(716)	—

	$(24,200)	(226,199)	(659)	(9,695)	1,261	(30,998)

Included in the above realized (losses) gains is the increase in the allowance for possible losses on mortgage loans of $88,000, $129,000, and $70,000 in 2008, 2007, and 2006, respectively.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The gross unrealized holding gains on equity securities available-for-sale were approximately $5,151,000 and $4,264,000 in 2008 and 2007, respectively. Gross unrealized holding losses on equity securities available-for-sale were approximately $216,000 in 2008.
The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

	December 31, 2008
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value

U.S. Treasury securities	$2,490	285	—	2,775
Obligations of U.S. government sponsored agencies	226,634	11,231	(557)	237,308
States and territories	31,766	112	(1,778)	30,100
Corporate securities	657,448	7,137	(76,163)	588,422
Mortgage-backed securities	877,601	6,745	(127,102)	757,244

Total	$1,795,939	25,510	(205,600)	1,615,849

	December 31, 2007
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value

U.S. Treasury securities	$2,488	79	—	2,567
Obligations of U.S. government sponsored agencies	292,619	7,017	(335)	299,301
States and territories	26,975	505	(121)	27,359
Corporate securities	615,106	9,598	(13,746)	610,958
Mortgage-backed securities	749,592	2,341	(26,028)	725,905

Total	$1,686,780	19,540	(40,230)	1,666,090

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31, 2008 are shown below (in thousands) by effective maturity. Expected maturities will differ from effective maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	cost	fair value

Due in one year or less	$12,467	12,374
Due after one year through five years	148,293	144,837
Due after five years through ten years	462,789	432,189
Due after ten years	294,789	269,205

	918,338	858,605

Mortgage-backed securities	877,601	757,244

Total	$1,795,939	1,615,849

Proceeds from sales of investments in fixed maturities available-for-sale were approximately $112,443,000, $52,729,000, and $201,440,000 in 2008, 2007, and 2006, respectively. Gross gains of approximately $2,475,000 and $5,421,000 were realized in 2008 and 2006, respectively. Gross losses of approximately $11,239,000, $4,451,000, and $6,711,000 were realized on those sales in 2008, 2007, and 2006, respectively. In addition, the Company realized net gains of approximately $72,000, $125,000, and $1,757,000 during 2008, 2007, and 2006, respectively, on investments in fixed maturities that were called or prepaid. During 2008 and 2007, the Company had a small number of securities that were other-than-temporarily impaired which created losses of $7,812,000 and $1,552,000, respectively.
The Company’s common stock consists primarily of Federal Home Loan Bank common stock.
At December 31, 2008 and 2007, the Company maintained a portfolio of investment securities classified as trading with a fair value of approximately $561,008,000 and $622,249,000, respectively. These investments are subject to price volatility associated with any interest-bearing instrument. Net realized (losses) gains on trading securities during the years ended December 31, 2008, 2007, and 2006 were approximately $(2,961,000), $28,000, and $265,000, respectively, and are included in net investment income. Net unrealized holding (losses) gains on trading securities held at December 31, 2008 and 2007 were approximately $(52,386,000) and $4,183,000, respectively.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
Gross unrealized losses on investment securities available-for-sale and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows (in thousands):

	December 31, 2008
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses

Obligations of U.S. government sponsored agencies	$3,921	(79)	3,218	(478)	7,139	(557)
States and territories	18,937	(1,397)	4,601	(381)	23,538	(1,778)
Corporate securities	269,216	(34,099)	168,190	(42,064)	437,406	(76,163)
Mortgage-backed securities	133,558	(34,937)	335,907	(92,165)	469,465	(127,102)

Subtotal debt securities	425,632	(70,512)	511,916	(135,088)	937,548	(205,600)

Preferred stocks	84	(216)	—	—	84	(216)

Subtotal equity securities	84	(216)	—	—	84	(216)

Total	$425,716	(70,728)	511,916	(135,088)	937,632	(205,816)

	December 31, 2007
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses

Obligations of U.S. government sponsored agencies	$—	—	9,040	(335)	9,040	(335)
States and territories	—	—	4,861	(121)	4,861	(121)
Corporate securities	151,187	(6,972)	134,331	(6,774)	285,518	(13,746)
Mortgage-backed securities	168,676	(4,422)	404,168	(21,606)	572,844	(26,028)

Total	$319,863	(11,394)	552,400	(28,836)	872,263	(40,230)

The unrealized losses in U.S. Treasury securities and obligations of U.S. government sponsored agencies are due to interest rate fluctuations which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to the current market and economic environment, which is affecting corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy continues to trend downward. Unrealized losses may become more severe in a continued rising interest rate environment. Because the decline in fair value is attributable to economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.
The investments included in mortgage-backed securities are comprised of U.S. government sponsored agency, mortgage-backed securities, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage-backed sector. The credit quality on some mortgage-backed bonds have begun to decline due to the large number of home defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and only due slightly to a lessening of credit, and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.
At December 31, 2008 and 2007, investments with carrying values of approximately $2,829,000 and $2,823,000, respectively, were on deposit with state insurance departments as required by statute.
(4)	Fair Value Measurements
(a)	Fair Value Hierarchy
The Company adopted SFAS No. 157, Fair Value Measurements (SFAS No. 157), as of January 1, 2008. SFAS No. 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.
Various inputs may be used to determine the value of the Company’s investments. These inputs are summarized into three levels:
•	Level 1 inputs are quoted prices in active markets for identical securities.
•	Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 inputs are significant unobservable inputs (including the Company’s own assumptions used to determine the fair value of investments).
The level within which a fair value measurement in its entirety falls into is the lowest level input that is significant to the fair value measurement in its entirety.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The following table presents the assets that the Company measured at fair value on a recurring basis at December 31, 2008.

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Fixed maturies available for sale	$2,775	1,538,988	74,086	1,615,849
Trading securities	786	523,713	36,509	561,008
Preferred stock	84	—	—	84
Common stock	25,772	—	—	25,772

Total investments	29,417	2,062,701	110,595	2,202,713

Derivative in funds withheld	—	48,798	—	48,798

Total	$29,417	2,111,499	110,595	2,251,511

The following table presents the change for the period in the assets measured at fair value using unobservable inputs (Level 3).

	Fixed
	maturities
	available-	Trading
	for-sale	securities	Total

Beginning balance	$82,831	40,669	123,500
Total gains/losses (realized/unrealized):
Included in income	(3,300)	(2,280)	(5,580)
Included in other comprehensive income	(17,324)	(7,413)	(24,737)
Purchases, issuances and settlements	11,839	5,568	17,407
Accretion of discount/amortization of premium	40	(35)	5
Transfers in and/or out of Level 3	—	—	—

Ending balance	$74,086	36,509	110,595

Realized and unrealized (losses) for the year ended December 31, 2008, for assets measured at fair value using significant unobservable inputs (Level 3) are reported on the income statement as net investment income.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(b)	Fair Value of Financial Instruments
A summary of the Company’s financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value

Financial assets:
Cash	$40,859	40,859	32,278	32,278
Short-term and other investments	112,976	112,976	34,210	34,210
Accounts receivable	89,889	89,889	68,723	68,723
Accrued investment income	27,257	27,257	27,171	27,171
Reinsurance receivables on paid and unpaid benefits	843,703	843,703	816,072	816,072
Policy loans	28,337	28,337	28,165	28,165
Fixed maturities available-for-sale	1,615,849	1,615,849	1,666,090	1,666,090
Equity securities available-for-sale	25,856	25,856	20,999	20,999
Trading investments	561,008	561,008	622,249	622,249
Mortgage loans	324,702	331,880	324,558	342,181
Derivative in funds withheld under reinsurance contract	48,798	48,798	—	—
Financial liabilities:
Certain policy liabilities	891,439	890,226	836,308	834,534
Derivative in funds withheld under reinsurance contract	—	—	7,502	7,502
Other liabilities	145,228	145,228	137,238	137,238
Notes payable	515,228	514,275	443,319	448,460
Cash, Short-Term and Other Investments, Accounts Receivable, Accrued Investment Income, Reinsurance Receivables on Paid and Unpaid Benefits, and Other Liabilities
The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
Policy Loans
Policy loans have average interest yields of approximately 7.02% and 6.81% as of December 31, 2008 and 2007, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.
Fixed Maturities and Trading Investments
For fixed maturities and marketable equity securities, as well as trading securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued. For investments with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities for the investments being valued. The Company’s investments also include certain less liquid or private fixed maturity debt securities and other trading investments. Valuations are estimated based on non-binding broker prices or valuation models or methodologies, discounted cash flow models and other similar techniques that use unobservable inputs.
Equity Securities
The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers or bid quotations received from securities dealers.
Mortgage Loans
Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 6.61% and 6.70% for December 31, 2008 and 2007, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 6.57% and 5.97% for December 31, 2008 and 2007, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
Certain Policy Liabilities
Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is determined using estimated projected future cash flows discounted at the rate that would be required to transfer the liability in an orderly transaction. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
	(In thousands)

Funds held under deposit administration contracts	$848,877	846,861	793,808	791,011
Annuities	42,562	43,365	42,500	43,523
Derivative in Funds Withheld under Reinsurance Contract
The fair value of the Company’s derivative in funds withheld under reinsurance contract is estimated as the difference between the present value of the return on the underlying investment securities and the present value of the financing leg of the total return swap. The present value is determined using the LIBOR/swap curve.
Notes Payable
The fair value of the Company’s notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are at or near the carried rates because the notes have relatively short terms or carry the option of conversion to an adjustable rate.
Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimates.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(5)	Deferred Policy Acquisition Costs
Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the change in deferred policy acquisition costs is summarized as follows (in thousands):

	Life and	Accident and
	annuity	health	Total

Year ended December 31, 2008:
Deferred costs	$14,020	76,720	90,740
Amortization	(8,590)	(54,780)	(63,370)

Net increase	$5,430	21,940	27,370

Year ended December 31, 2007:
Deferred costs	$11,988	78,220	90,208
Amortization	(9,175)	(45,950)	(55,125)

Net increase	$2,813	32,270	35,083

Year ended December 31, 2006:
Deferred costs	$13,136	67,042	80,178
Amortization	(5,136)	(42,236)	(47,372)

Net increase	$8,000	24,806	32,806

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(6)	Reserves for Future Policy Benefits
Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

			Interest
	2008	2007	assumptions

Life and annuity reserves:
Issued prior to 1970	$3,035	3,064	4.75%
Issued 1970 through 1980	29,331	29,707	6.75% to 5.25%
Issued after 1982 (indeterminate premium products)	744	780	10.00% to 8.50%
Issued through 1987 (acquired business)	1,102	1,153	11.00%
Issued 1981-1994 (all other)	38,549	38,707	8.50% to 7.00%
Issued after 1994 (all other)	65,334	50,012	Various
Life contingent annuities	31,810	31,837	Various*
Group term life waiver of premium disabled lives	8,353	8,747	6.00%
Reserves acquired through assumption reinsurance agreement (note 12)	706,009	702,788	5.50% to 2.25%

	$884,267	866,795

*
These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at the assumed interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.

Assumptions as to mortality are based on the Company’s prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after), and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company’s prior experience. All assumptions used are adjusted to provide for possible adverse deviations.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(7)	Liability for Benefits Payable
Life and Accident and Health Claim Reserve Activity for the years ended December 31, 2008, 2007, and 2006 was (in thousands):

	2008	2007	2006

Liability beginning of year, net of reinsurance	$105,212	87,592	79,299

Incurred related to:
Current year	314,859	302,820	259,096
Prior years	(6,308)	(14,261)	(1,984)

Total incurred	308,551	288,559	257,112

Paid related to:
Current year	192,600	166,930	138,170
Prior years	105,863	104,009	110,649

Total paid	298,463	270,939	248,819

Liability end of year, net of reinsurance	$115,300	105,212	87,592

Reinsurance recoverables on paid losses were $6,193,000 and $3,163,000 at December 31, 2008 and 2007, respectively.
The provision for benefits pertaining to prior years decreased approximately $6,308,000 in 2008 from the prior year estimate. This decrease overall includes better than expected experience of approximately $2,446,000 for group medical and disability; $2,241,000 for cancer; and $1,620,000 for life business. However, the decrease for disability and group medical was smaller than anticipated due to the adoption of more conservative termination rates for early durations. The decrease for cancer was also lower than expected due to claims settlement costs.
The provision for benefits pertaining to prior years decreased approximately $14,261,000 in 2007 from the prior year estimate. This decrease is due to better than anticipated GAAP experience in the group medical and disability lines of business of approximately $8,970,000; cancer business of $4,525,000; and life business of $765,000. At year-end 2006, an effort was made to strengthen the Company’s group disability reserves due to emerging trends indicating unfavorable developments. Improving loss ratios in 2007 allowed some of those higher reserves to be released for reserve redundancies. At year-end 2006, there was also an increase in reserves relating to group medical due to backlog concerns with a third party administrator. These concerns did not materialize to the extent the Company had anticipated.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The provision for benefits pertaining to prior years decreased approximately $1,984,000 in 2006 from the prior year estimate. This decrease is due to worse than anticipated GAAP experience in the group medical and disability lines of business of approximately $5,130,000. Cancer claim lags had lengthened in 2005, but returned to more normal patterns in 2006. That result, coupled with better than anticipated experience in the cancer line of business accounted for approximately $6,130,000 of the decrease and better than anticipated experience on life claims accounted for approximately $985,000.
The Company discounts cancer reserves and group disability reserves for benefits payable. The amount of the discount for these benefits payable at December 31, 2008 and 2007 is approximately $59,652,000 and $49,567,000, respectively.
(8)	Notes Payable
Notes payable as of December 31 are summarized as follows (in thousands):

	2008	2007

Lines of credit with Federal Home Loan Bank, maturities ranging from 2009 to 2018, interest due monthly, rates ranging from 1.91% to 6.87%, some of which are subject to conversion to an adjustable rate	$459,786	373,214
5.31% repurchase agreement, matured in 2008, interest due quarterly, interest rate resets quarterly (3 month LIBOR minus 5.5 basis points), counter party is JPMorgan Chase	—	15,000
4.90% repurchase agreement, due in 2010, interest due semi-annually, counter party is JPMorgan Chase	15,000	15,000
4.99% repurchase agreement, due in 2013, interest due quarterly, counter party is Merrill Lynch	25,442	25,105
5.11% repurchase agreement, due in 2017, interest due quarterly, counter party is Merrill Lynch	15,000	15,000

	$515,228	443,319

AFA has a line of credit with the Federal Home Loan Bank of Topeka in the amount of $459,786,000 and $373,214,000 at December 31, 2008 and 2007, respectively. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $631,249,000 and $417,744,000 at December 31, 2008 and 2007, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company’s name in a custodial account at JPMorgan Chase Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 256,378 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $25,638,000 at December 31, 2008.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The Federal Home Loan Bank of Topeka has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the table above. At any time after the Federal Home Loan Bank of Topeka exercises its conversion option, the Company may prepay the advance in full or in part without a fee.
The Company has no unused lines of credit at December 31, 2008.
Interest expense for the years ended December 31, 2008, 2007, and 2006 totaled approximately $22,624,000, $18,975,000 and $17,415,000, respectively, and is included in net investment income as an investment expense in the accompanying consolidated statements of income.
Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2008 are as follows (in thousands):

2009	$45,429
2010	81,429
2011	16,428
2012	10,000
2013	25,442
2014 and thereafter	336,500

$515,228

(9)	Income Taxes
Total 2008 and 2007 income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes, principally due to management fees paid to AFC treated as dividends for financial reporting purposes and the dividends received deduction.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):

	2008	2007

Deferred tax assets:
Fixed maturities	$90,508	7,776
Other investments	1,421	1,594
Life and health reserves	30,650	28,871
Other liabilities and assets	5,839	7,606
Litigation accruals	451	3,794
Compensation and retirement	4,207	3,483
Real estate and equipment	2,110	1,838
Capital loss carryforward	2,170	—
Derivative in funds withheld under reinsurance contract	—	2,626

Total deferred tax assets	137,356	57,588

Deferred tax liabilities:
Equity securities	(1,727)	(1,492)
Deferred policy acquisition costs	(121,040)	(112,578)
Due and deferred premiums	(22,762)	(18,661)
Derivative in funds withheld under reinsurance contract	(17,079)	—

Total deferred tax liabilities	(162,608)	(132,731)

Net deferred tax liability	$(25,252)	(75,143)

The Company has a capital loss carryforward at December 31, 2008 of $6,200,000 which results in a tax benefit of $2,170,000. The capital loss carryforward will expire after 2013.
Management periodically reviews whether a valuation allowance is needed on its total deferred tax assets reported on the consolidated balance sheet based on factors such as past history and trends, projected taxable income, and expiration dates of capital loss carryforwards. Management believes that in 2008 and 2007 it is more likely than not that the results of operations will generate sufficient taxable income to realize its deferred tax assets on noncapital items. In 2008, management believes there are sufficient capital gains available in its capital assets portfolio and that holding its loss bonds to maturity substantiate the Company’s ability to realize its deferred tax assets on capital items. Management believed in 2007 that the Company had sufficient capital loss carryback and capital gains available in its capital assets portfolio to substantiate the Company’s ability to realize its deferred tax assets on capital items.
The Company and its subsidiaries are included in AFC’s consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax-paying entities. Other accounts receivable includes current income taxes receivable of approximately $7,506,000 at December 31, 2008. Other liabilities includes current income taxes payable of approximately $5,361,000 at December 31, 2007.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The Company has a $291,000 liability recorded for unrecognized tax benefits as of December 31, 2008, which includes $168,000 of interest and no penalties as a result of the provisions of FIN 48. The Company has a $793,000 liability recorded for unrecognized tax benefits as of December 31, 2007, which includes $224,000 of interest and no penalties. On January 1, 2007 the Company adopted FIN 48 which resulted in the recognition of an increase of approximately $598,000 in the unrecognized tax benefits liability and a reduction to the January 1, 2007 balance of retained earnings. The total amount of unrecognized tax benefits as of December 31, 2008 that would affect the effective tax rate, if recognized, is $123,000.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Balance at December 31, 2007	$569
Reductions for tax positions of prior years	(186)
Lapse of applicable statute of limitations	(260)

Balance at December 31, 2008	$123

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2005 and state and local income tax examinations for years prior to 2004. The Company is not currently under examination by any taxing authority and believes it is reasonably possible that its unrecognized tax benefits will decrease by approximately $44,000 within the next twelve months due to the expiration of the U.S., state and local statute of limitations.
(10)	Other Comprehensive Income (Loss)
The changes in the components of other comprehensive (loss) are reported net of income taxes for the periods indicated, as follows (in thousands):

	Year ended December 31, 2008
	Pretax	Tax	Net
	amount	effect	amount

Unrealized holding loss on available-for-sale investments:
Unrealized holding loss arising during the period	$(179,857)	62,950	(116,907)
Plus reclassification adjustment for gains included in net income	21,129	(7,395)	13,734

Other comprehensive loss	$(158,728)	55,555	(103,173)

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007

	Year ended December 31, 2007
	Pretax	Tax	Net
	amount	effect	amount

Unrealized holding loss on available-for-sale investments:
Unrealized holding loss arising during the period	$(7,453)	2,608	(4,845)
Plus reclassification adjustment for gains included in net income	6,624	(2,318)	4,306

Other comprehensive loss	$(829)	290	(539)

	Year ended December 31, 2006
	Pretax	Tax	Net
	amount	effect	amount

Unrealized holding loss on available-for-sale investments:
Unrealized holding loss arising during the period	$(15,240)	5,334	(9,906)
Plus reclassification adjustment for gains included in net income	1,620	(567)	1,053

Other comprehensive loss	$(13,620)	4,767	(8,853)

At December 31, 2008 and 2007, the component of accumulated other comprehensive loss is as follows (in thousands):

	2008	2007

Unrealized holding losses, net of deferred tax benefit of $61,304 and $5,749 in 2008 and 2007, respectively	$(113,848)	(10,675)

	$(113,848)	(10,675)

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(11)	Reinsurance
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2008 and 2007, reinsurance receivables with a carrying value of approximately $131,762,000 and $116,210,000, respectively, were associated with five reinsurers. In addition, reinsurance receivables of approximately $659,176,000 and $648,424,000 in 2008 and 2007, respectively, were associated with one reinsurer (see note 12).
Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2008 and 2007, the face amounts of life insurance in force that are reinsured amounted to approximately $12,337,000,000 (approximately 63.4% of total life insurance in force) and $13,098,000,000 (approximately 70.4% of total life insurance in force), respectively.
Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage.
The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $171,768,000, $178,076,000, and $185,676,000 for life and accident and health reinsurance ceded, and $92,860,000, $80,742,000, and $64,784,000 for life and accident and health reinsurance assumed for the years ended December 31, 2008, 2007, and 2006, respectively.
Reinsurance agreements reduced incurred benefits for life and accident and health policies by approximately $190,598,000, $170,501,000, and $182,839,000 for the years ended December 31, 2008, 2007, and 2006, respectively.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(12)	Acquired Business
(a)	Mid-Continent Life Insurance Company
Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $640,403,000 and $632,046,000 to HLR and maintaining a funds withheld liability at December 31, 2008 and 2007, respectively.
Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed “Extra-Life” contracts will not increase during the 17-year period beginning December 31, 2000. The Company had also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts shall not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra-Life” contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma. Certain funds were being held by the receiver for the purpose of paying the reasonable costs of MCL’s operations after December 31, 2000 and winding up the receivership proceedings. The majority of these funds were remitted to the Company in 2003, and the remainder was received in 2007.
As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $312,541,000 and $306,062,000 for 2008 and 2007, respectively.
Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2008. The experience refund earned by the Company in 2007 and 2006, before tax, was approximately $959,000, and $2,997,000, respectively, and is included in other income in the accompanying consolidated statements of income. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by SFAS No. 113. Investment income on the funds withheld is included in AFA’s investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying consolidated statements of income.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(b)	American Standard Life and Accident Insurance Company
Effective July 1, 1998, the Company entered into an assumption reinsurance agreement with American Standard Life and Accident Insurance Company (ASL) of Enid, Oklahoma, the National Organization of Life and Health Guaranty Associations, and the guaranty associations in the states where ASL originally conducted its business. The Company recorded an asset for the value of the business acquired based on the present value of the estimated future profits on the business (PVP) at a 6.75% discount rate. The PVP was estimated to be $4,313,000 at July 1, 1998. Approximately $150,000, $178,000, and $210,000 of amortization was recorded in 2008, 2007, and 2006, respectively, and is included in operating expenses in the accompanying consolidated statements of income. The December 31, 2008 and 2007 balance of the PVP asset is approximately $708,000 and $858,000, respectively, and is included in other assets in the accompanying consolidated balance sheets.
An estimate of the amortization of the PVP for the next five years is as follows (in thousands):

2009	$127
2010	109
2011	94
2012	82
2013	71
(13)	Employee Benefit Plans
The Company participates in a pension plan (the Plan), sponsored by AFC, covering all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $5,145,000, $5,854,000, and $6,023,000 to the Plan during the years ended December 31, 2008, 2007, and 2006, respectively.
The Company participates in a defined contribution thrift and profit sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $2,589,000, $2,196,000, and $1,937,000 to this plan during the years ended December 31, 2008, 2007, and 2006, respectively.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(14)	Commitments and Contingencies
Rent expense for office space and equipment for the years ended December 31, 2008, 2007, and 2006 was approximately $13,363,000, $12,323,000, and $12,148,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2008 under noncancelable long-term leases are as follows (in thousands):

2009	$1,538
2010	1,579
2011	1,368
2012	768
2013	468
Thereafter	8
The Company has outstanding mortgage loan commitments of approximately $5,972,000 and $10,690,000 at December 31, 2008 and 2007, respectively.
The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available which could result in changes to the estimated liabilities. As of December 31, 2008 and 2007, liabilities for guaranty association assessments totaled $6,000,000 and $5,000,000, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2008, 2007, and 2006.
The Company was named in early 2008 as a defendant in litigation involving disputes over the process used to pay claims under certain supplemental cancer insurance policies. The Company’s best estimate related to the impact of this litigation was recorded in the Company’s consolidated financial statements as of December 31, 2007. In the second quarter of 2008, the Company settled this outstanding judgment and also entered into a separate Settlement Agreement in another suit. Under the terms of this settlement, which has been approved by the Court, the Company has remitted into a qualified settlement fund amounts to be used to make payments to eligible persons who had one or more claims under certain supplemental cancer insurance policies, as well as to cover lawyers’ fees, court costs, and expenses. The effect of the above settlements and the establishment of reserves in compliance with SFAS No. 5 have been included in the Company’s 2008 operating results. The impact of these transactions on 2008 results, net of tax, amounted to approximately $830,000.
In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. The Company expects that the ultimate liability, if any, with respect to other lawsuits, after consideration of the reserves maintained, will not be material to the Company’s financial position.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
(15)	Related-Party Transactions
The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2008, 2007, and 2006, rentals paid under these leases were approximately $5,503,000, $4,873,000, and $4,461,000, respectively.
During the years ended December 31, 2008, 2007, and 2006, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $7,572,000, $6,874,000, and $7,168,000, respectively.
During the years ended December 31, 2008, 2007, and 2006, the Company paid management fees to AFC totaling approximately $3,355,000, $3,727,000, and $3,161,000, respectively.
The Company leases office space from a subsidiary of AFC. The rent payments associated with the lease were approximately $5,253,000, $4,983,000, and $4,687,000 in 2008, 2007, and 2006, respectively.
During 2008, 2007, and 2006, the Company paid cash dividends to AFC of approximately $16,124,000, $13,636,000, and $11,559,000, respectively.
During 2008, 2007, and 2006, the Company entered into three-year software lease agreements with AFC. Lease expense related to the agreements was approximately $2,178,000, $2,646,000, and $2,681,000 for the years ended December 31, 2008, 2007, and 2006, respectively, and is included in selling costs and other operating, administrative, and general expenses.
An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.
(16)	Segment Information
The Company’s reportable segments are its strategic business units. AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations. AFES specializes in voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only policies, which are marketed to public school employees. The Strategic Alliances Division focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The Life Division markets individual life products through the internet and through independent brokers. All segments consist of business primarily sold throughout the United States of America.
Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007
The following summary, representing revenues and pretax income from continuing operations and identifiable assets for the Company’s reportable segments as of and for the years ended December 31, 2008, 2007, and 2006, is as follows (in thousands):

	Year ended December 31
	2008	2007	2006

Revenue:
American Fidelity Education Services Division	$420,629	389,372	352,962
Association Worksite Division	140,537	137,498	135,875
Strategic Alliances Division	126,861	115,415	76,994
Life Division	(43,373)	12,505	2,641
Noninsurance operations	1,873	2,226	2,133

Total consolidated revenue	$646,527	657,016	570,605

Premiums and annuity and universal life considerations:
American Fidelity Education Services Division	$342,977	302,854	266,456
Association Worksite Division	126,977	122,863	118,376
Strategic Alliances Division	131,786	121,310	82,694
Life Division	7,792	8,194	7,359
Noninsurance operations	—	—	—

Total consolidated premiums and annuity and universal life considerations	$609,532	555,221	474,885

Net investment income (loss) and net realized investment (losses) gains:
American Fidelity Education Services Division	$66,500	73,694	68,015
Association Worksite Division	8,061	9,301	9,555
Strategic Alliances Division	1,886	1,624	1,559
Life Division	(69,581)	(4,260)	(10,724)
Noninsurance operations	—	—	2

Total consolidated net investment income	$6,866	80,359	68,407

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2008 and 2007

	Year ended December 31
	2008	2007	2006

Amortization of deferred policy acquisition costs:
American Fidelity Education Services Division	$52,859	44,605	37,427
Association Worksite Division	8,480	8,283	7,682
Strategic Alliances Division	224	437	301
Life Division	1,807	1,800	1,962
Noninsurance operations	—	—	—

Total consolidated amortization of deferred policy acquisition costs	$63,370	55,125	47,372

Pretax earnings (loss):
American Fidelity Education Services Division	$69,697	74,643	65,548
Association Worksite Division	6,572	10,223	8,043
Strategic Alliances Division	8,786	4,749	2,268
Life Division	(6,640)	(3,399)	(4,016)
Noninsurance operations	95	166	170

Total consolidated pretax earnings	$78,510	86,382	72,013

	December 31
	2008	2007

Total assets:
American Fidelity Education Services Division	$2,384,179	2,392,230
Association Worksite Division	310,056	337,275
Strategic Alliances Division	156,535	155,729
Life Division	1,550,106	1,529,507
Noninsurance operations	152	415

Total consolidated assets	$4,401,028	4,415,156

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule III — Supplementary Insurance Information
December 31, 2008 and 2007
(In thousands)

	2008	2007

Deferred policy acquisition costs:
American Fidelity Education Services Division	$367,719	334,574
Association Worksite Division	58,995	62,124
Strategic Alliances Division	1,560	3,280
Life Division	12,572	13,498
Noninsurance operations	—	—

	$440,846	413,476

Reserves for future policy benefits:
American Fidelity Education Services Division	$689,360	639,034
Association Worksite Division	91,393	92,853
Strategic Alliances Division	93,622	85,196
Life Division	441,274	430,284
Noninsurance operations	—	—

	$1,315,649	1,247,367

Unearned premiums:
American Fidelity Education Services Division	$4,011	4,252
Association Worksite Division	163	173
Strategic Alliances Division	—	—
Life Division	—	—
Noninsurance operations	—	—

	$4,174	4,425

Benefits payable:
American Fidelity Education Services Division	$84,352	74,855
Association Worksite Division	26,133	24,948
Strategic Alliances Division	9,416	7,055
Life Division	1,592	1,517
Noninsurance operations	—	—

	$121,493	108,375

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule III — Supplementary Insurance Information
Years ended December 31, 2008, 2007, and 2006
(In thousands)

	2008	2007	2006

Premium revenue and annuity and universal life considerations:
American Fidelity Education Services Division	$342,977	302,854	266,456
Association Worksite Division	126,977	122,863	118,376
Strategic Alliances Division	131,786	121,310	82,694
Life Division	7,792	8,194	7,359
Noninsurance operations	—	—	—

	$609,532	555,221	474,885

Net investment income:
American Fidelity Education Services Division	$66,500	73,694	68,015
Association Worksite Division	8,061	9,301	9,555
Strategic Alliances Division	1,886	1,624	1,559
Life Division	(69,581)	(4,260)	(10,724)
Noninsurance operations	—	—	2

	$6,866	80,359	68,407

Benefits, claims, losses, and settlement expenses:
American Fidelity Education Services Division	$242,161	214,209	204,349
Association Worksite Division	60,578	56,569	57,639
Strategic Alliances Division	78,352	73,660	48,916
Life Division	(45,115)	(2,789)	(8,863)
Noninsurance operations	—	—	—

	$335,976	341,649	302,041

Amortization of deferred policy acquisition costs:
American Fidelity Education Services Division	$52,859	44,605	37,427
Association Worksite Division	8,480	8,283	7,682
Strategic Alliances Division	224	437	301
Life Division	1,807	1,800	1,962
Noninsurance operations	—	—	—

	$63,370	55,125	47,372

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule III — Supplementary Insurance Information
Years ended December 31, 2008, 2007, and 2006
(In thousands)

	2008	2007	2006

Other operating expenses:
American Fidelity Education Services Division	$58,041	51,084	45,224
Association Worksite Division	26,164	26,934	25,718
Strategic Alliances Division	6,573	6,225	5,527
Life Division	8,066	8,250	11,396
Noninsurance operations	1,678	1,968	1,881

	$100,522	94,461	89,746

See accompanying report of independent registered public accounting firm.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule IV — Reinsurance
Years ended December 31, 2008, 2007, and 2006
(In thousands)

					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net

Year ended December 31, 2008:
Life insurance in force	$19,178,090	12,337,354	269,335	7,110,071	3.79%

Premiums:
Life insurance	$107,029	71,080	1,567	37,516	4.18%
Accident and health insurance	581,411	100,688	91,293	572,016	15.96%

Total premiums	$688,440	171,768	92,860	609,532	15.23%

Year ended December 31, 2007:
Life insurance in force	$18,274,117	13,098,359	324,405	5,500,163	5.90%

Premiums:
Life insurance	$106,203	75,833	1,572	31,942	4.92%
Accident and health insurance	546,352	102,243	79,170	523,279	15.13%

Total premiums	$652,555	178,076	80,742	555,221	14.54%

Year ended December 31, 2006:
Life insurance in force	$18,678,384	13,924,500	318,594	5,072,478	6.28%

Premiums:
Life insurance	$108,225	80,940	1,443	28,728	5.02%
Accident and health insurance	487,552	104,736	63,341	446,157	14.20%

Total premiums	$595,777	185,676	64,784	474,885	13.64%

See accompanying report of independent registered public accounting firm.

PART C
OTHER INFORMATION
ITEM 24 — FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements
The following financial statements are included in Part B of this registration statement:
AMERICAN FIDELITY SEPARATE ACCOUNT A
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2008
Statement of Operations for the Year Ended December 31, 2008
Statement of Changes in Net Assets for the Years Ended December 31, 2008 and 2007
Financial Highlights
Notes to Financial Statements
AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2008 and 2007
Consolidated Statements of Income for the Years Ended December 31, 2008, 2007, and 2006
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2008, 2007, and 2006
Consolidated Statements of Cash Flows for the Years Ended December 31, 2008, 2007, and 2006
Notes to Consolidated Financial Statements
Schedule III — Supplementary Insurance Information
Schedule IV — Reinsurance
(b) Exhibits

Exhibit
Number
1.1	-	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant. Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

1.2	-	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

1.3	-	Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

3	-	Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006. Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

4.1	-	Form of Variable Annuity Master Contract. Incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

Exhibit
Number
4.2	-	Form of Variable Annuity Contract Certificate. Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

5	-	Forms of Variable Annuity Application. Incorporated by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

6.1	-	Articles of Incorporation of American Fidelity Assurance Company, as amended. Incorporated by reference to Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

6.2	-	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant’s registration statement on Form N-4 filed on April 24, 1998.

8.1	-	Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 44 to Registrant’s registration statement on Form N-4 filed on January 11, 1999.

8.2	-	First Amendment to Fund Participation Agreement, amending Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-4 filed on April 30, 2001.

8.3	-	Second Amendment to Fund Participation Agreement dated July 16, 2002, amending Fund Participation Agreement dated December, 22, 1998. Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 50 to Registrant’s registration statement on Form N-4 filed on April 29, 2003.

9*	-	Opinion and Consent of Counsel.

10*	-	Consent of Independent Registered Public Accounting Firm.

99*	-	American Fidelity Assurance Company organization chart.

*	Filed herewith.

ITEM 25 — DIRECTORS AND OFFICERS OF THE DEPOSITOR
The following are the executive officers and directors of American Fidelity Assurance Company:

Positions and Offices
Name and Principal	with American Fidelity
Business Address	Assurance Company

Gregory S. Allen	Director
201 South Raleigh
Enid, Oklahoma 73701

John M. Bendheim, Jr.	Director
361 Canon Drive
Beverly Hills, California 90210

Robert D. Brearton	Executive Vice President and
2000 N. Classen Boulevard	Chief Financial Officer
Oklahoma City, Oklahoma 73106

Lynda L. Cameron	Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma 73106

William M. Cameron	Chairman, President, Chief
2000 N. Classen Boulevard	Executive Officer and
Oklahoma City, Oklahoma 73106	Director

David R. Carpenter	Executive Vice President and
2000 N. Classen Boulevard	Treasurer
Oklahoma City, Oklahoma 73106

William E. Durrett	Senior Chairman of the
2000 N. Classen Boulevard	Board and Director
Oklahoma City, Oklahoma 73106

Theodore M. Elam	Director
10th Floor, Two Leadership Square
211 North Robinson
Oklahoma City, Oklahoma 73102

Stephen P. Garrett	Senior Vice President, Chief
2000 N. Classen Boulevard	Compliance Officer and
Oklahoma City, Oklahoma 73106	Secretary

Alfred L. Litchenburg	Executive Vice President
2000 N. Classen Boulevard
Oklahoma City, Oklahoma 73106

David R. Lopez	Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma 73106

Paula Marshall	Director
2727 East 11th Street
Tulsa, Oklahoma 74104

Galen P. Robbins, M.D.	Director
11901 Quail Creek Road
Oklahoma City, Oklahoma 73120

ITEM 26 — PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
American Fidelity Assurance Company’s organization chart is included as Exhibit 99. The subsidiaries of American Fidelity Assurance Company reflected in the organization chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.
ITEM 27 — NUMBER OF CONTRACT OWNERS
As of March 31, 2009, there were 12,765 qualified contract participants and no non-qualified contract participants.
ITEM 28 — INDEMNIFICATION
The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:
(a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.
(b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.
(c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 — PRINCIPAL UNDERWRITERS
(a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, American Fidelity Separate Account C and American Fidelity Dual Strategy Fund, Inc.®
(b) The following persons are the officers and directors of American Fidelity Securities. The principal business address for each of the following officers and directors is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Name and Principal
Business Address	Positions and Offices with Underwriter

David R. Carpenter	Director, Chairman, Chief Executive Officer,
Treasurer, and Investment Company and Variable
Contract Products Principal

Stephen P. Garrett	Director, Senior Vice President and Secretary

Cherie L. Horsfall	Assistant Vice President, Operations Officer, and
Variable Contract Products Principal

Christopher T. Kenney	Vice President, Chief Compliance Officer, and
Investment Company and Variable Contract Products Principal

Nancy K. Steeber	Director, President, Chief Operations Officer, and
Investment Company and Variable Contract Products Principal

Shirley K. Williams	Assistant Vice President, Chief Financial Officer,
and Financial and Operating Principal
(c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2008 were $217,520, representing the 3% sales fee deducted from purchase payments to he Registrant. It received no other commission or compensation from or on behalf of the Registrant during the year.
ITEM 30 — LOCATION OF ACCOUNTS AND RECORDS
The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:
David R. Carpenter
Executive Vice President and Treasurer
American Fidelity Assurance Company
2000 N. Classen Boulevard
Oklahoma City, Oklahoma 73106
ITEM 31 — MANAGEMENT SERVICES
Not applicable.

ITEM 32 — UNDERTAKINGS
UNDERTAKINGS
The Registrant hereby undertakes to:
(a)	file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.
REPRESENTATIONS
American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.
American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:
1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 15, 2009.

AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
By:	American Fidelity Assurance Company (Depositor)

By:	/s/ David R. Carpenter
David R. Carpenter, Executive Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	/s/ David R. Carpenter
David R. Carpenter, Executive Vice President

Each of the undersigned officers and directors of American Fidelity Assurance Company hereby severally constitutes and appoints David R. Carpenter, his/her true and lawful attorney-in-fact with full power to him to sign for him/her, and in his/her name as officer or director, or both, of American Fidelity Assurance Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 15, 2009.

Signature	Title

Lynda L. Cameron	Director

/s/ William M. Cameron William M. Cameron	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ David R. Carpenter David R. Carpenter	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ William E. Durrett William E. Durrett	Senior Chairman of the Board and Director

/s/ Theodore M. Elam Theodore M. Elam	Director

/s/ David R. Lopez David R. Lopez	Director

Paula Marshall	Director

/s/ Galen P. Robbins Galen P. Robbins, M.D.	Director

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION	METHOD OF FILING

1.1	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.	Incorporated by reference

1.2	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference

1.3	Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference

3	Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006.	Incorporated by reference

4.1	Form of Variable Annuity Master Contract.	Incorporated by reference

4.2	Form of Variable Annuity Contract Certificate.	Incorporated by reference

5	Forms of Variable Annuity Application.	Incorporated by reference

6.1	Articles of Incorporation of American Fidelity Assurance Company, as amended.	Incorporated by reference

6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference

8.1	Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company.	Incorporated by reference

8.2	First Amendment to Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company.	Incorporated by reference

8.3	Second Amendment to Fund Participation Agreement dated July 16, 2002, amending Fund Participation Agreement dated December, 22, 1998.	Incorporated by reference

9	Opinion and Consent of Counsel.	Filed herewith electronically

10	Consent of Independent Registered Public Accounting Firm.	Filed herewith electronically

99	American Fidelity Assurance Company organization chart.	Filed herewith electronically